                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                 ---------------

                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(D) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


        Date of Report (Date of earliest event reported): August 6, 2003


                              QUanta services, Inc.
             (Exact name of registrant as specified in its charter)


                                    Delaware
                 (State or other jurisdiction of incorporation)


      1-13831                                             74-2851603
(Commission File No.)                          (IRS Employer Identification No.)


                       1360 Post Oak Boulevard, Suite 2100
                              Houston, Texas 77056
          (Address of principal executive offices, including ZIP code)


                                 (713) 629-7600
              (Registrant's telephone number, including area code)


                                 Not Applicable
          (Former name or former address, if changed since last report)

ITEM 7. FINANCIAL STATEMENTS AND EXHIBITS.

         The following exhibits are furnished as part of this Current Report on Form 8-K:

         Exhibit No.  Exhibit
         -----------  -------
         99.1         Press Release of Quanta Services Inc. dated August 6, 2003


ITEM 12. RESULTS OF OPERATIONS AND FINANCIAL CONDITION.

         On August 6, 2003, Quanta issued a press release announcing its earnings for the second quarter of fiscal year 2003. A copy of the press release is furnished herewith as an exhibit.

         The information furnished in this Current Report on Form 8-K, including the exhibit, shall not be deemed "filed" with the SEC and will not be incorporated by reference into any registration statement filed under the Securities Act of 1933, as amended, unless specifically identified therein as being incorporated by reference.


                                    SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


Dated: August 6, 2003

                                               QUANTA SERVICES, INC.


                                               By: /s/ DANA A. GORDON
                                                   -----------------------------
                                                   Name:  Dana A. Gordon
                                                   Title: Vice President -
                                                          General Counsel

                                  Exhibit Index


Exhibit
Number      Description
-------     -----------
99.1        Press Release of Quanta Services Inc. dated August 6, 2003